UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): April 6, 2005

                        Visual Bible International, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                     Florida
                 (State or Other Jurisdiction of Incorporation)

                0-26037                                  65-1030068
       (Commission File Number)              (IRS Employer Identification No.)

 1235 Bay Street, Suite 300, Toronto, Ontario, Canada             M5R 3K4
       (Address of Principal Executive Offices)                  (Zip Code)

                                 (416) 921-9950
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.03   Bankruptcy or Receivership

            On April 13, 2005, Visual Bible International, Inc. (the "Company"), was placed in interim receivership by the Ontario Superior Court of Justice. RSM Richter Inc. was appointed as interim receiver by the Court. On April 13, 2005, the Company issued a press release describing these events, a copy of which is attached as Exhibit 99.1.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

            (b) On April 6, 2005, two of the Company's four directors, Paul Carroll and Jake Eberts, resigned from the board of directors. A third director, Marlene Hore, resigned on April 7, 2005, and the remaining director, Maurice Colson, resigned on April 8, 2005. In addition, Mr. Colson resigned as the Company's Chief Executive Officer on April 8, 2005, and Luc Perron resigned as the Company's Chief Financial Officer on April 12, 2005.

Item 9.01   Financial Statements and Exhibits

            (c)   Exhibits

                  99.1 Press release dated April 13, 2005.


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                                   SIGNATURES:

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 18, 2005                     VISUAL BIBLE INTERNATIONAL, INC.
                                          (Registrant)

                                          By: RSM Richter Inc., Interim Receiver


                                          By: /s/ Peter P. Farkas
                                              ----------------------------------
                                              Name:  Peter P. Farkas
                                              Title: Vice President


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                                  EXHIBIT INDEX

No.       Description
---       -----------

99.1      Press Release dated April 13, 2005